U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 30, 2002

Stealth MediaLabs, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-26439	98-0203927
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11475 Commercial Ave., Suite 11
Richmond, Illinois		60071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 356-0799

Not applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of BitzMart, Inc.

The financial statements required by this item are included in the audited financial statements for Registrant for the fiscal years ended October 31, 2001 and 2002, included as a part of Form 10-KSB for the fiscal year ended October 31, 2002 filed March 7, 2003. Separate audited financial statements for BitzMart, Inc. and pro forma information is not required because the acquisition of BitzMart is deemed to be a reverse merger and a recapitalization of BitzMart for financial reporting purposes. The financial information included n the Form 10-KSB is therefore the financial information of BitzMart through the date of the acquisition transaction described above. Until the Form 10-KSB was completed and filed, Registrant did not have the required information to file this Form 8-K/A.

(b)  Pro Forma Financial Information.

Not required.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                 STEALTH MEDIALABS, INC.

Dated:            March 7, 2003                                                                  By: /s/ Howard Leventhal
                                                                                                                         Howard Leventhal, President